UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018 (June 11, 2018)

FAR POINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38521	82-4710750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Varick Street

New York, NY 10014

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 715-3880

390 Park Avenue

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2018, Far Point Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 63,250,000 units (the “Units”), including 8,250,000 Units issued pursuant to the exercise in full of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $632,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-225093) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 22, 2018 and amended by Amendment No. 1 to the Registration Statement, filed with the Commission on May 31, 2018 and Amendment No. 2 to the Registration Statement, filed with the Commission on June 6, 2018 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated June 11, 2018, by and between the Company and the representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated June 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated June 11, 2018, by and among the Company, its officers, its directors and the Company’s sponsor, Far Point LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Equity Participation Agreement, dated June 11, 2018, by and among the Company and Cloudbreak Aggregator LP, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated June 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 11, 2018, by and between the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Second Amended and Restated Private Placement Warrants Purchase Agreement, dated June 11, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Second Amended and Restated Private Placement Warrants Purchase Agreement, dated June 11, 2018, by and between the Company and the Sponsor the Company completed the private sale of an aggregate of 9,766,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $14,100,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2018, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $632,500,000, comprised of $620,650,000 of the proceeds from the IPO (which amount includes $20,737,500 of the underwriters’ deferred discount) and $11,850,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination within 24 months from the closing of the IPO but has not completed its initial business combination within such 24 month period) or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months (or 27 months, as applicable) from the closing of the IPO, subject to applicable law.

On June 11, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 14, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 11, 2018, by and among the Company and the representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated June 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated June 11, 2018, by and among the Company, its officers, directors and Far Point LLC.

10.2	Equity Participation Agreement, dated June 11, 2018, by and among the Company and Cloudbreak Aggregator LP.

10.3	Investment Management Trust Agreement, June 11, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.4	Registration Rights Agreement, dated June 11, 2018, by and between the Company, Far Point LLC and the holders party thereto.

10.5	Second Amended and Restated Private Placement Warrants Purchase Agreement, dated June 11, 2018, by and between the Company and the Sponsor.

99.1	Press Release, dated June 11, 2018.

99.2	Press Release, dated June 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAR POINT ACQUISITION CORPORATION

By:	/s/ Thomas W. Farley
Name: Thomas W. Farley
Title: Chief Executive Officer

Dated: June 15, 2018